UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 11, 2010

CIT GROUP INC.
(Exact name of registrant as specified in its charter)

Delaware	001-31369	65-1051192

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

505 Fifth Avenue
New York, New York 10017
(Address of registrant's principal executive office)

Registrant's telephone number, including area code: (212) 771-0505

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 5 – Corporate Governance and Management

Item 5.07. Submission of Matters to a Vote of Security Holders.

On May 11, 2010, CIT Group Inc. (the “Company”) held its 2010 Annual Meeting of Stockholders (the “ Annual Meeting”), at the Company’s offices in Livingston, New Jersey. A total of 200,058,819 shares of the Company’s common stock were entitled to vote as of March 15, 2010, the record date for the Annual Meeting. There were 156,319,564 shares present in person or by proxy at the Annual Meeting, at which the stockholders were asked to vote on three (3) proposals. Set forth below are the matters acted upon by the stockholders, and the final voting results of each such proposal.

Proposal 1. Election of Directors.

With respect to the election of the following nominees as Directors of the Company to hold office for a term of one year, or until the next annual meeting of stockholders:

	Shares Voted			Broker Non- Votes
	For	Against	Abstain
Michael J. Embler	117,855,616	278,316	1,077,138	37,108,494
William M. Freeman	94,245,722	23,887,460	1,077,888	37,108,494
Arthur B. Newman	108,635,267	9,498,649	1,077,154	37,108,494
Daniel A. Ninivaggi	117,452,842	645,043	1,113,185	37,108,494
R. Brad Oats	117,854,781	278,275	1,078,014	37,108,494
Marianne Miller Parrs	92,349,406	25,786,758	1,074,906	37,108,494
Gerald Rosenfeld	117,853,776	280,173	1,077,121	37,108,494
John R. Ryan	94,935,302	23,199,934	1,075,834	37,108,494
Seymour Sternberg	91,449,389	26,684,282	1,077,399	37,108,494
John A. Thain	115,171,536	2,965,780	1,073,754	37,108,494
Peter J. Tobin	94,942,698	23,194,398	1,073,974	37,108,494
Laura S. Unger	117,851,655	289,500	1,069,915	37,108,494

Based on the votes set forth above, each of the nominees set forth above were duly elected to serve as directors of the Company for a one year term, or until their respective successors have been duly elected and qualified at the next annual meeting of stockholders of the Company.

Proposal 2. Appointment of Independent Auditors

The ratification of the appointment of PricewaterhouseCoopers LLP as the Company’s independent auditors for the year ending December 31, 2010 received the following votes:

For	Against	Abstain
155,021,858	205,170	1,092,536

Based on the votes set forth above, the appointment of PricewaterhouseCoopers LLP as the Company’s independent auditors to serve for 2010 was duly ratified by the stockholders.

Proposal 3. Approve the Compensation of the Company’s Executives

The advisory (non-binding) approval of the compensation of the Company’s executives, as set forth in the Company’s proxy statement for the Annual Meeting, received the following votes:

For	Against	Abstain	Broker Non-Votes
107,170,771	10,944,686	1,095,613	37,108,494

Based on the votes set forth above, the compensation of the Company’s executives, as set forth in the Company’s proxy statement for the Annual Meeting, was approved by the stockholders.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CIT GROUP INC.
(Registrant)

By:	/s/ Robert J. Ingato

Robert J. Ingato
Executive Vice President, General Counsel &
Secretary

Dated: May 11, 2010